EXHIBIT A



AMERICAN
DEPOSITARY
SHARES
          (Each American
Depositary Share
represents twenty-five
         deposited
Shares)


OVERSTAMP: Effective
April 25, 2005 two
American Depositary
Shares represents one
deposited Share.

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED SHARES,
WITHOUT PAR VALUE
OF
IOCHPE - MAXION S.A.
(INCORPORATED UNDER THE
LAWS OF BRAZIL)

	The Bank of New York
as depositary
(hereinafter called the
Depositary), hereby
certifies that
___________________
_________________________
______________, or
registered assigns IS THE
OWNER OF
_________________________
___________

AMERICAN DEPOSITARY
SHARES

representing deposited
preferred shares, without
par value (herein called
Shares), of Iochpe -
 Maxion S.A., a company
incorporated under the
laws of Brazil (herein
called the Company).  At
the date hereof, each
American Depositary Share
represents 25 Shares
deposited or subject to
deposit under the deposit
agreement at the Sau
Paulo, Brazil, office of
Banco Itau (herein called
the Custodian).  The
Depositarys Corporate
Trust Office is located
at a different address
than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is
located at 48 Wall
Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286



1.		THE DEPOSIT
AGREEMENT.
	This American
Depositary Receipt is one
of an issue (herein
called Receipts), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of April 29,
1994, (herein called the
Deposit Agreement), by
and among the Company,
the Depositary, and all
Owners and holders from
time to time of Receipts
issued thereunder, each
of whom by accepting a
Receipt agrees to become
a party thereto and
become bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
holders of the Receipts
and the rights and duties
of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at
the Depositarys Corporate
Trust Office in New York
City and at the office of
the Custodian.

	The statements made
on the face and reverse
of this Receipt are
summaries of certain
provisions of the Deposit
Agreement and are
qualified by and subject
to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
 Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

2.		SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
	Upon surrender of
this Receipt at the
Corporate Trust Office of
the Depositary, and upon
payment of the fee of the
Depositary provided in
this Receipt, and subject
to the terms and
conditions of the Deposit
Agreement, the Owner
hereof is entitled to
delivery, to him or upon
his order, of the Depos-
ited Securities or
evidence of ownership of
and title to such
Deposited Securities at
the time represented by
the American Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities or
evidence of ownership of
and title to such
Deposited Securities may
be made by the delivery
of (a) certificates in
the name of the Owner
hereof or as ordered by
him or the delivery of
certificates properly en-
dorsed or accompanied by
a proper instrument or
instruments of transfer
to such Owner or as
ordered by him  and (b)
any other securities,
property and cash to
which such Owner is then
entitled in respect of
this Receipt.  Such
delivery will be made at
the option of the Owner
hereof, either at the of-
fice of the Custodian or
at the Corporate Trust
Office of the Depositary,
provided that the
forwarding of
certificates for Shares
or other Deposited
Securities or such
documents evidencing
ownership of and title to
such Deposited Securities
for such delivery at the
Corporate Trust Office of
the Depositary shall be
at the risk and expense
of the Owner hereof.

3.		TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.
	The transfer of this
Receipt is registrable on
the books of the
Depositary at its
Corporate Trust Office by
the Owner hereof in
person or by a duly
authorized attorney,
without unreasonable
delay, upon surrender of
this Receipt properly
endorsed for transfer or
accompanied by a proper
instrument or instruments
of transfer and funds
sufficient to pay any
applicable transfer taxes
and the fees and expenses
of the Depositary and
upon compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.  As
a condition precedent to
the execution and
delivery, registration of
transfer, split-up,
combination, or surrender
of any Receipt or with-
drawal of any Deposited
Securities, the
Depositary, the Cus-
todian, or Registrar may
require (a) payment from
the depositor of Shares
or the presentor of the
Receipt of a sum suf-
ficient to reimburse it
for any tax or other
governmental charge and
any stock transfer or
registration fee with re-
spect thereto (including
any such tax or charge or
fee with respect to the
Shares being deposited or
withdrawn) and payment of
any applicable fees as
provided in the Deposit
Agreement or this
Receipt, (b) the
production of proof
satisfactory to it as to
the identity and
genuineness of any signa-
ture and (c) compliance
with any regulations the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this
Receipt, including,
without limitation,
paragraph (22) hereof.

	The delivery of
Receipts against deposits
of Shares generally or
against deposits of
particular Shares may be
suspended, or the
transfer of Receipts in
particular instances may
be refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
or the Company or the
Foreign Registrar, if
applicable, are closed,
or if any such action is
deemed necessary or
advisable by the Deposi-
tary or the Company at
any time or from time to
time because of any
requirement of law or of
any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any other
reason, subject to
paragraph (22) hereof.
Notwithstanding any other
provision of the Deposit
Agreement or the
Receipts, the surrender
of outstanding Receipts
and withdrawal of
Deposited Securities may
 be suspended  only for
(i) temporary delays
caused by closing the
transfer books of the
Depositary or the Company
or the deposit of Shares
in connection with voting
at a shareholders
meeting, or the payment
of dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts
or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly
accept for deposit under
the Deposit Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of 1933,
unless a registration
statement is in effect as
to such Shares or such
registration is not
required.  For purposes
of the foregoing sentence
the Depositary shall be
entitled to rely upon
representations and
warranties deemed made
pursuant to Section 3.03
of the Deposit Agreement
and paragraph (5) hereof
and shall not be required
to make any further
investigation.

	In furtherance and
not in limitation of the
foregoing, the Depositary
shall not, and it shall
instruct the Custodian
not to knowingly (i)
accept for deposit Shares
where such Shares have
been withdrawn from a
restricted depositary re-
ceipt facility in respect
of Shares established or
maintained by a
depositary bank,
including any such
facility established or
maintained by the De-
positary (hereinafter, a
restricted facility), or
permit such Shares to be
used to satisfy any
persons pre-release
obligation, unless such
Shares have been acquired
in a transaction (a)
registered under the
Securities Act of 1933,
(b) in compliance with
Regulation S or (c) in
accordance with Rule 144
under the Securities Act
of 1933, and the
Depositary may, as a
condition to accepting
the deposit of such
Shares hereunder, require
the person depositing
such Shares to provide
the Depositary with a
certificate in writing to
the foregoing effect; or
(ii) accept for (w) de-
posit, (x) transfer or
exchange, (y)
cancellation or (z) de-
livery in satisfaction of
any persons pre-release
obligation, depositary
receipts representing
Shares issued pursuant to
a restricted facility.


4.		LIABILITY OF OWNER
FOR TAXES.
	If any tax or other
governmental charge shall
become payable with
respect to any Receipt or
any Deposited Securities
represented hereby, such
tax or other governmental
charge shall be payable
by the Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of
this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary
Shares evidenced by such
Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or
may sell for the account
of the Owner hereof any
part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner hereof
shall remain liable for
any deficiency.

5.		WARRANTIES OF
DEPOSITORS.
	Every person
depositing Shares
hereunder and under the
Deposit Agreement shall
be deemed thereby to
represent and warrant
that such Shares and each
certificate therefor are
validly issued, fully
paid, and not subject to
any claim in respect of
pre-emptive rights of the
holders of outstanding
Shares and that the
person making such
deposit is duly autho-
rized to do so.  Every
such person shall also be
deemed to represent that
the deposit of Shares or
sale of Receipts evi-
dencing American
Depositary Shares
representing such Shares
by that person is not
restricted under the
Securities Act of 1933.
Such representations and
warranties shall survive
the deposit of such
Shares and issuance of
Receipts.

6.		FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
	Any person
presenting Shares for
deposit or any Owner of a
Receipt may be required
from time to time to file
with the Depositary or
the Custodian such proof
of citizenship or
residence, exchange
control approval, proof
of the identity of any
person legally or
beneficially interested
in the Receipt and the
nature of such interest
or such information
relating to the
registration on the books
of the Company or the
Foreign Registrar, if
applicable, to execute
such certificates and to
make such representations
and warranties, as the
Depositary or the Company
may deem necessary or
proper.  The Depositary
may withhold the delivery
or registration of
transfer of any Receipt
or the distribution of
any dividend or sale or
distribution of rights or
of the proceeds thereof
or the delivery of any
Deposited Securities
until such proof or other
information is filed or
such certificates are ex-
ecuted or such
representations and
warranties made.  Upon
the request of the
Company, the Depositary
shall provide the Company
with copies of all such
certificates and such
written representations
and warranties provided
to the Depositary under
this Article 6 and
Section 3.01 of the
Deposit Agreement.  The
Company may from time to
time request Owners to
provide information as to
the capacity in which
such Owners own or owned
Receipts and regarding
the identity of any other
persons then or
previously interested in
such Receipts and the
nature of such interest
and various other
matters.  Each Owner
agrees to provide any
information requested by
the Company or the
Depositary pursuant to
this paragraph.  No Share
shall be accepted for
deposit unless
accompanied by evidence,
if any is required by the
Depositary, that is
reasonably  satisfactory
to the Depositary that
all conditions to such
deposit have been
satisfied by the person
depositing such Shares
under Brazilian laws and
regulations and any
necessary approval has
been granted by any
governmental body in
Brazil, if any, which is
then performing the
function of the regula-
tion of currency
exchange.

7.		CHARGES OF
DEPOSITARY.
	The Company agrees
to pay the fees and
reasonable expenses of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present its
statement for such
charges and expenses to
the Company once every
three months.  The
charges and expenses of
the Custodian are for the
sole account of the
Depositary.

	The following
charges shall be incurred
by any party depositing
or withdrawing Shares or
by any party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03
of the Deposit
Agreement), whichever
applicable: (1) a fee not
in excess of U.S.5.00 per
100 American Depositary
Shares (or portion
thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.03 of the
Deposit Agreement, the
execution and delivery of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement, and
the surrender of Receipts
pursuant to Section 2.05
of the Deposit Agreement,
 (2) taxes and other
governmental charges, (3)
such registration fees as
may from time to time be
in effect for the
registration of transfers
of Shares generally on
the Share register of the
Company or Foreign
Registrar and applicable
to transfers of Shares to
the name of the Deposi-
tary or its nominee or
the Custodian or its
nominee on the making of
deposits or withdrawals
hereunder, (4) such
cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (5) such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, (6)  a
fee not in excess of
U.S..02 or less per
American Depositary Share
(or portion thereof) for
any cash distribution
made pursuant to the
Deposit Agreement includ-
ing, but not limited to
Sections 4.01 through
4.04 thereof.

	The Depositary,
subject to Paragraph (8)
hereof, may own and deal
in any class of
securities of the Company
and its affiliates and in
Receipts.

8.		LOANS AND
PRE-RELEASE OF SHARES AND
RECEIPTS.
	In its capacity as
Depositary, the
Depositary will lend
neither the Shares held
under the Deposit
Agreement nor the
Receipts; provided,
however, that the
Depositary reserves the
right to (i) execute and
deliver Receipts prior to
the receipt of Shares
pursuant to Section 2.02
of the Deposit Agreement
and (ii) deliver Shares
prior to the receipt and
cancellation of Receipts
pursuant to Section 2.05
of the Deposit Agreement,
including Receipts which
were issued under (i)
above but for which
Shares may not have been
received.  The Depositary
may receive Receipts in
lieu of Shares under (i)
above and receive Shares
in lieu of Receipts under
(ii) above.  Each such
transaction will be (a)
preceded or accompanied
by a written
representation from the
person to whom Receipts
or Shares are to be
delivered that such
person, or its customer,
owns the Shares or
Receipts to be remitted,
as the case may be, (b)
at all times fully
collateralized with cash
or such other collateral
as the Depositary deems
appropriate, (c)
terminable by the
Depositary on not more
than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The
Depositary will limit the
number of Receipts and
Shares involved in such
transactions at any one
time to thirty percent
(30%) of the American
Depositary Shares
outstanding (without
giving effect to American
Depositary Shares
evidenced by Receipts
outstanding under (i)
above), or Shares held
under the Deposit
Agreement, respectively;
provided, however, that
the Depositary reserves
the right to change or
disregard such limit from
time to time as it deems
appropriate.  The
Depositary will also set
limits with respect to
the number of Receipts
and Shares involved in
transactions to be done
under the Deposit
Agreement with any one
person on a case by case
basis as it deems
appropriate.

	The Depositary may
retain for its own
account any compensation
received by it in
connection with the
foregoing.

9.		TITLE TO RECEIPTS.
	It is a condition of
this Receipt and every
successive holder and
Owner of this Receipt by
accepting or holding the
same consents and agrees,
that title to this
Receipt when properly
endorsed or accompanied
by a proper instrument or
instruments of transfer,
is transferable by
delivery with the same
effect as in the case of
a negotiable instrument
under the laws of New
York State, provided,
however, that the Company
and the Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute owner
hereof for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes
and neither the
Depositary nor the
Company shall have any
obligation or be subject
to any liability under
the Deposit Agreement to
any holder of a Receipt
unless such holder is the
Owner thereof.

10.		VALIDITY OF RECEIPT.

	This Receipt shall
not be entitled to any
benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature or facsimile of
a duly authorized
signatory of the
Depositary and if a
Registrar for the
Receipts shall have been
appointed, countersigned
by the manual signature
or facsimile of a duly
authorized officer of the
Registrar.

11.		REPORTS; INSPECTION
OF TRANSFER BOOKS.
	The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission)
with certain public
reports and documents
required by foreign law
or otherwise under Rule
12g3-2(b) under the
Securities Exchange Act
of 1934.  Such reports
and communications will
be available for
inspection and copying by
holders and Owners at the
public reference
facilities maintained by
the Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.
Pursuant to such Rule,
certain of such reports
and documents will be
translated into or
summarized in English.

	The Depositary will
make available for
inspection of Receipts at
its Corporate Trust
Office any reports and
communications, including
any proxy soliciting
material, received from
the Company which are
both (a) received by the
Depositary or the
Custodian or the nominee
of either as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also send
to Owners of Receipts
copies of such reports
when furnished by the
Company pursuant to the
Deposit Agreement.  Any
such reports and
communications, including
any such proxy soliciting
material, furnished to
the Depositary by the
Company shall be
translated into English.

	The Depositary will
keep books for the
registration of Receipts
and transfers of Receipts
which at all reasonable
times shall be open for
inspection by the Owners
of Receipts provided that
such inspection shall not
be for the purpose of
communicating with Owners
of Receipts in the
interest of a business or
object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.

12.		DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the
Depositary or the
Custodian receives any
cash dividend or other
cash distribution on any
Deposited Securities, the
Depositary or the
Custodian, in accordance
with applicable law and
subject to the provisions
of Section 4.05 of the
Deposit Agreement, will
convert or cause to be
converted within one
Business Day of receipt
of such dividend or
distribution, if at the
time of receipt thereof
any amounts received in a
foreign currency can in
the judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement,  such dividend
or distribution into
Dollars and either the
Depositary or the
Custodian will as
promptly as practicable
distribute the amount
thus received (net of the
fees of the Depositary as
provided in Section 5.09
of the Deposit Agreement)
by check drawn in a bank
in the City of New York,
to the Depositary which
shall distribute such
amounts to the Owners of
Receipts entitled
thereto, provided,
however, that in the
event that the Company or
the Depositary is
required to withhold and
does withhold from any
cash dividend or other
cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced
accordingly.

	Subject to the
provisions of Section
4.11 and 5.09 of the
Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections
4.01, 4.03 or 4.04 of the
Deposit Agreement, the
Depositary will, upon
consultation with the
Company,  cause the
securities or property
received by it or the
Custodian to be dis-
tributed to the Owners of
Receipts entitled
thereto, in any manner
that the Depositary may
deem equitable and
practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot
be made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may adopt such method as
it may deem equitable and
practicable for the
purpose of effecting such
distribution, including,
but not limited to, the
public or private sale of
the securities or
property thus received,
or any part thereof, and
the net proceeds of any
such sale (net of the
fees of the Depositary as
provided in Section 5.09
of the Deposit Agreement)
shall be distributed by
the Depositary to the
Owners of Receipts en-
titled thereto as in the
case of a distribution
received in cash,
provided that any unsold
balance of such
securities or property
may be distributed by the
Depositary to the Owners
entitled thereto in
accordance with such
equitable and practicable
method as the Depositary
shall have adopted.

	If any distribution
consists of a dividend
in, or free distribution
of, Shares, the
Depositary may and shall
if the Company shall so
request, distribute to
the Owners of outstanding
Receipts entitled
thereto, additional
Receipts evidencing an
aggregate number of
American Depositary
Shares representing the
amount of Shares received
as such dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and the
issuance of American
Depositary Shares
evidenced by Receipts,
including the withholding
of any tax or other gov-
ernmental charge as
provided in Section 4.11
of the Deposit Agreement
and the payment of the
fees of the Depositary as
provided in Section 5.09
of the Deposit Agreement.
 In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case,
the Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject to
the conditions set forth
in the Deposit Agreement.
 If additional Receipts
are not so distributed,
each American Depositary
Share shall thenceforth
also represent the ad-
ditional Shares
distributed upon the
Deposited Securities
represented thereby.

	In the event that
the Depositary determines
that any distribution in
property (including
Shares and rights to sub-
scribe therefor) is
subject to any tax or
other governmental charge
which the Depositary is
obligated to withhold,
the Depositary may by
public or private sale
dispose of all or a
portion of such property
(including Shares and
rights to subscribe
therefor) in such amounts
and in such manner as the
Depositary deems
necessary and practicable
to pay any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts
entitled thereto and the
Depositary shall
distribute any unsold
balance of such property
in accordance with the
provisions of the Deposit
Agreement.  The Company
or its agent shall remit
to appropriate
governmental authorities
and agencies in Brazil
all amounts, if any,
withheld and owing to
such authorities and
agencies by the Company.
 The Depositary or its
agent shall remit to
appropriate governmental
authorities and agencies
in the United States all
amounts, if any, withheld
and owing to such
authorities and agencies
by the Depositary.

	The Depositary shall
forward to the Company or
its agent such
information from its
records as the Company
may reasonably request to
enable the Company or its
agent to file necessary
reports with governmental
agencies.  The Depositary
shall use reasonable
efforts to make and
maintain arrangements
enabling Owners who are
citizens or residents of
the United States to
receive any tax credits
or other benefits
(pursuant to treaty or
otherwise) relating to
dividend payments on the
American Depositary
Shares.

13.		RIGHTS.
	In the event that
the Company shall offer
or cause to be offered to
the holders of any
Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other
nature, the Depositary,
after consultation with
the Company, shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the net
proceeds available in
Dollars to such Owners
or, if by the terms of
such rights offering or,
for any other reason, the
Depositary may not either
make such rights
available to any Owners
or dispose of such rights
and make the net proceeds
available to such Owners,
then the Depositary shall
allow the rights to
lapse; provided, however,
if at the time of the
offering of any rights
the Depositary determines
in its discretion, after
consultation with the
Company, that it is
lawful and feasible to
make such rights
available to all Owners
or to certain Owners but
not to other Owners, the
Depositary, after consul-
tation with the Company,
may distribute, to any
Owner to whom it
determines the
distribution to be lawful
and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefore in
such form as it deems
appropriate.  If the
Depositary determines in
its discretion, after
consultation with the
Company, that it is not
lawful and feasible to
make such rights
available to certain
Owners, it may sell the
rights or warrants or
other instruments in
proportion to the number
of American Depositary
Shares held by the Owners
to whom it has determined
it may not lawfully or
feasibly make such rights
available, and allocate
the net proceeds of such
sales (net of the fees of
the Depositary as
provided in Section 5.09
of the Deposit Agreement)
for the account of such
Owners otherwise entitled
to such rights, warrants
or other instruments,
upon an averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or otherwise.
 Neither the Depositary
nor the Company shall be
responsible for any
failure to determine that
it may be lawful or fea-
sible to make such rights
available to Owners in
general or any Owner in
particular.

	If an Owner of
Receipts requests the
distribution of warrants
or other instruments in
order to exercise the
rights allocable to the
American Depositary
Shares of such Owner
hereunder, the Depositary
will make such rights
available to such Owner
upon written notice from
the Company to the De-
positary that (a) the
Company has elected in
its sole discretion to
permit such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
required under applicable
law.  Upon instruction
pursuant to such warrants
or other instruments to
the Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the  exercise of the
rights, and upon payment
of the fees of the
Depositary as set forth
in such warrants or other
instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent for
such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver to
such Owner Restricted
Receipts.

	If registration
under the Securities Act
of 1933 of the securities
to which any rights
relate is required in
order for the Company to
offer such rights to
Owners and sell the
securities upon the
exercise of such rights,
the Depositary will not
offer such rights to the
Owners unless and until
such a registration
statement is in effect,
or unless the offering
and sale of such
securities to the Owners
of such Receipts are
exempt from registration
under the provisions of
such Act.  The Company
shall have no obligation
to register such rights
or such securities under
the Securities Act of
1933.

14.		CONVERSION OF
FOREIGN CURRENCY.
	Whenever the
Depositary or the
Custodian shall receive
Foreign Currency, by way
of dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights in respect of such
Receipts, and if at the
time of the receipt
thereof the Foreign
Currency so received can,
pursuant to applicable
law, be converted into
Dollars, the Depositary
shall convert or cause to
be converted within one
Business Day of its or
the Custodians receipt of
such Foreign Currency, by
sale or in any other
manner that it may deter-
mine in accordance with
applicable law, such
Foreign Currency into
Dollars.  If at the time
of conversion of such
Foreign Currency into
Dollars can, pursuant to
applicable law, be
transferred outside of
Brazil for distribution
to the owners entitled
thereto, such Dollars
shall be distributed as
promptly as practicable
to the Owners entitled
thereto or, if the
Depositary shall have
distributed any rights,
warrants or other
instruments which entitle
the holders thereof to
such Dollars, then to the
holders of such rights,
warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution or
conversion may be made
upon an averaged or other
practicable basis without
regard to any
distinctions among Owners
on account of exchange
restrictions, the date of
delivery of any Receipt
or otherwise and shall be
net of any expenses of
conversion into Dollars
incurred by the Deposi-
tary as provided in
Section 5.09.

	If conversion of
Foreign Currency into
Dollars or distribution
of Dollars or non-
convertible Foreign
Currency can be effected
only with the approval or
license of any government
or agency thereof, the
Depositary shall file as
promptly as practicable
such application for
approval or license; how-
ever, the Depositary
shall be entitled to rely
upon Brazilian local
counsel in such matters,
which counsel shall be
instructed to act as
promptly as possible.

	If at any time
Foreign Currency received
by the Depositary or
Custodian is not,
pursuant to applicable
law, convertible, in
whole or in part, into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such conver-
sion is denied or in the
opinion of the Depositary
can not be obtained
within  a reasonable
time, the Depositary
shall, (a) as to that
portion of the Foreign
Currency that is convert-
ible into Dollars, make
such conversion and (i)
if permitted pursuant to
applicable law, transfer
such Dollars to the
United States and
distribute to Owners in
accordance with the first
paragraph of this Section
4.05 or (ii) to the
extent transfer of such
Dollars to the United
States is not permitted
pursuant to applicable
law, hold such Dollars as
may not be transferred
for the benefit of the
Owners entitled thereto,
and (b) as the non-
convertible balance, if
any, (i) if requested in
writing by an Owner,
distribute or cause the
Custodian to distribute
the Foreign Currency (or
an appropriate document
evidencing the right to
receive such Foreign
Currency) received by the
Depositary or Custodian
to such Owner and, (ii)
the Depositary shall hold
or shall cause the
Custodian to hold any
amounts of non-
convertible Foreign Cur-
rency not distributed
pursuant to the
immediately preceding
subclause (b)(i)
uninvested and without
liability for interest
thereon for the
respective accounts of
the Owners entitled to
receive the same.

15.		FIXING OF RECORD
DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited Securities,
or whenever for any
reason the Depositary
causes a change in the
number of Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or
other Deposited
Securities, the Deposi-
tary shall fix a record
date, after consultation
with the Company if such
record date is different
from the record date
applicable to the
Deposited Securities, (a)
for the determination of
the Owners of Receipts
who shall be (i) entitled
to receive such dividend,
distribution or rights or
the net proceeds of the
sale thereof or (ii)
entitled to give instruc-
tions for the exercise of
voting rights at any such
meeting, or (b) on or
after which each American
Depositary Share will
represent the changed
number of Shares, subject
to the provisions of the
Deposit Agreement.  The
Owners on such record
date shall be entitled as
the case may be, to
receive the amount
distributable by the
Depositary with respect
to such dividend or other
distribution or such
rights or the net pro-
ceeds or sale thereof in
proportion to the number
of American Depositary
Shares held by them
respectively, and to give
voting instructions to
exercise the rights of
Owners hereunder with
respect to such changed
number of Shares and to
act in respect of any
other such matter.

16.		VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of
notice of any meeting of
holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be subject to the
reasonable discretion of
the Depositary, which
shall contain (a) such
information as is
contained in such notice
of meeting received by
the Depositary from the
Company, (b) a statement
that the Owners of
Receipts as of the close
of business on a
specified record date
will be entitled, subject
to any applicable
provision of Brazilian
law and of the Articles
of Association of the
Company and the
provisions of the
Deposited Securities, to
instruct the Depositary
as to the exercise of the
voting rights, if any,
pertaining to the amount
of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares and (c)
a statement as to the
manner in which such
instructions may be
given, including, when
applicable, an express
indication that
instructions may be given
(or, if applicable,
deemed given in
accordance with the
second paragraph of
Section 4.07 of the
Deposit Agreement if no
instruction is received)
to the Depositary to give
a discretionary proxy to
a person designated by
the Company.  Upon the
written request of an
Owner of a Receipt on
such record date,
received on or before the
date established by the
Depositary for such
purpose, the Depositary
shall endeavor insofar as
practicable and permitted
under applicable laws and
the provisions of the
Articles of Association
of the Company and the
provisions of the
Deposited Securities to
vote or cause to be voted
the amount of Shares or
other Deposited
Securities represented by
such American Depositary
Shares evidenced by such
Receipt in accordance
with any nondiscretionary
instructions set forth in
such request including
their instruction to give
a discretionary proxy to
a person designated by
the Company and the
Depositary shall not, and
the Depositary shall
ensure that each
Custodian or any of its
nominees shall not,
exercise any voting
discretion over any
Deposited Securities.

	If after complying
with the procedures set
forth in this Article,
the Depositary does not
receive instructions from
the Owner of a Receipt on
or before the date
established by the
Depositary for such
purpose, the Depositary
shall give a
discretionary proxy for
the Shares evidenced by
such Receipt to a person
designated by the
Company.

17.		CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances
where the provisions of
Section 4.03 of the
Deposit Agreement do not
apply, upon any change in
nominal value, change in
par value, split-up,
consolidation, or any
other reclassification of
Deposited Securities, or
upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is
a party, any securities
which shall be received
by the Depositary or a
Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be
treated as new Deposited
Securities under the
Deposit Agreement, and
American Depositary
Shares shall thenceforth
represent the new
Deposited Securities so
received in exchange or
conversion, unless
additional Receipts are
delivered pursuant to the
following sentence.  In
any such case the
Depositary may,  with the
approval of the  Company,
and shall, if the Company
shall so request, execute
and deliver additional
Receipts as in the case
of a dividend in Shares,
or call for the surrender
of outstanding Receipts
to be exchanged for new
Receipts specifically
describing such new
Deposited Securities.
Notwithstanding the
foregoing, in the event
that any security so
received may not be
lawfully distributed to
some or all Owners, the
Depositary may, with the
Companys approval, and
shall if the Company
requests, sell such
securities at public or
private sale, at such
place or places and upon
such terms as it may deem
proper, and may allocate
the net proceeds (without
liability for interest)
of such sales for the ac-
count of the Owners
otherwise entitled to
such securities upon an
averaged or other
practicable basis without
regard to any
distinctions among such
Owners and distribute the
net proceeds so allocated
to the extent practicable
as in the case of a
distribution received in
cash.

	Immediately upon the
occurrence of any such
change, conversion or
exchange covered by this
Section in respect of the
Deposited Securities, the
Depositary shall give
notice thereof in writing
to all Owners.

18.		LIABILITY OF THE
COMPANY AND DEPOSITARY.
	Neither the
Depositary nor the
Company nor any of their
directors, employees,
agents or affiliates
shall incur any liability
to any Owner or holder of
any Receipt, if by reason
of any provision of any
present or future law or
regulation of the United
States, Brazil, or any
other country, or of any
other governmental or
regulatory authority or
stock exchange, including
NASDAQ, or by reason of
any provision, present or
future, of the Articles
of Association of the
Company or by reason of
any provision of any
securities issued or
distributed by the
Company, or any offering
or distribution thereof,
or by reason of any act
of God or war or other
circumstances beyond its
control, the Depositary
or the Company or any of
their directors,
employees, agents or
affiliates shall be
prevented, delayed or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
it is provided shall be
done or performed; nor
shall the Depositary or
the Company incur any
liability to any Owner or
holder of a Receipt by
reason of any
non-performance or delay,
caused as aforesaid, in
the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agreement.
 Where, by the terms of a
distribution pursuant to
Sections 4.01, 4.02, or
4.03 of the Deposit
Agreement, or an offering
or distribution pursuant
to Section 4.04 of the
Deposit Agreement,
because of applicable law
or for any other reason
such distribution or
offering may not be made
available to Owners of
Receipts, and the Deposi-
tary may not dispose of
such distribution or
offering on behalf of
such Owners and make the
net proceeds available to
such Owners, then the
Depositary shall not make
such distribution or
offering, and shall allow
any rights, if ap-
plicable, to lapse.
Neither the Company nor
the Depositary assumes
any obligation or shall
be subject to any
liability under the
Deposit Agreement or this
Receipt to Owners or
holders of Receipts;
except that they agree to
perform their obligations
specifically set forth in
the Deposit Agreement
without negligence and to
act in good faith in the
performance of such
duties.  The Depositary
shall not be subject to
any liability with
respect to the validity
or worth of the Deposited
Securities.  Neither the
Depositary nor the
Company shall be under
any obligation to appear
in, prosecute or defend
any action, suit, or
other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which in
its opinion may involve
it in expense or
liability, unless
indemnity satisfactory to
it against all expense
and liability shall be
furnished as often as may
be required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable
for any action or
nonaction by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
holder of a Receipt, or
any other person believed
by it in good faith to be
competent to give such
advice or information
including, but not
limited to, any such
action or nonaction based
upon any written notice,
request, direction or
other document believed
by it to be genuine and
to have been signed or
presented by the proper
party or parties.  The
Depositary shall not be
responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is in
good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a suc-
cessor depositary whether
in connection with a
previous act or omission
of the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary, provided
that in connection with
the issue out of which
such potential liability
arises, the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The
Depositary and the
Company may rely on and
shall be protected in
acting upon any written
notice, request,
direction or other
documents believed by
them to be genuine and to
have been signed by the
proper party or parties.
 The Company agrees to
indemnify the Depositary,
its directors, employees,
agents and affiliates and
any Custodian against,
and hold each of them
harmless from, any
liability or expense
(including, but not
limited to, the
reasonable fees and
expenses of counsel)
which may arise out of
acts performed or
omitted, in accordance
with the provisions of
the Deposit Agreement and
of the Receipts, as the
same may be amended,
modified, or supplemented
from time to time, (i) by
either the Depositary or
any Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or expense
arising out of the negli-
gence of any of them or
the failure of any of
them to act in good
faith, or (ii) by the
Company or any of its
directors, employees,
agents and affiliates.
No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision
of the Deposit Agreement.

	The Company shall
not indemnify the
Depositary or any
Custodian against any
liability or expense
arising out of
information relating to
the Depositary or any
Custodian, as the case
may be, furnished in
writing to the Company
and executed by the
Depositary or the
Custodian expressly for
the use in any regis-
tration statement,
prospectus or placement
memorandum or preliminary
prospectus or placement
memorandum relating to
the Shares evidenced by
the American Depositary
Shares.

		Each Owner,
upon acceptance of a
Receipt issued in ac-
cordance with the terms
hereof, hereby appoints
the Depositary its agent,
with power to delegate,
to act on its behalf and
to take any and all steps
or action provided for or
contemplated herein with
respect to the Deposited
Securities and to take
any and all procedures
necessary to comply with
Brazilian law including,
but not limited to, those
set forth in Article 4 of
the Deposit Agreement,
and to take such further
steps or action as the
Depositary in its sole
discretion may deem
necessary or appropriate
to carry out the purposes
of the Deposit Agreement.

19.		RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
	The Depositary may
at any time resign as
Depositary hereunder by
60 days written notice of
its election so to do (or
a lesser amount of notice
if satisfactory to the
Company) delivered to the
Company effective upon
the appointment of a suc-
cessor depositary
satisfactory to the
Company and its ac-
ceptance of such
appointment as
hereinafter provided,
which appointment shall
be on terms satisfactory
to the Company in its
sole discretion.  The
Depositary may at any
time be removed by the
Company by 60 days
written notice of such
removal effective upon
the appointment of a
successor depositary
satisfactory to the
Company and its
acceptance of such
appointment as
hereinafter provided,
which appointment shall
be on terms satisfactory
to the Company in its
sole discretion.  In case
at any time the
Depositary shall resign
or be removed, the
Company shall use its
best efforts to appoint a
successor depositary,
which shall be a bank or
trust company having an
office in the Borough of
Manhattan, The City of
New York.  Every
successor depositary
shall execute and deliver
to its predecessor and to
the Company an instrument
in writing accepting its
appointment hereunder,
and thereupon such
successor depositary,
without any further act
or deed, shall become
fully vested with all the
rights, powers, duties
and obligations of its
predecessor; but such
predecessor, never-
theless, upon payment of
all sums due it and on
the written request of
the Company, shall
execute and deliver an
instrument transferring
to such successor all
rights and powers of such
predecessor hereunder,
shall duly assign,
transfer and deliver all
right, title and interest
in the Deposited Secu-
rities to such successor,
and shall deliver to such
successor a list of the
Owners of all outstanding
Receipts.  Any such
successor depositary
shall promptly mail
notice of its appointment
to the Owners.  Whenever
the Depositary in its
discretion determines
that it is in the best
interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20.		AMENDMENT.
	The form of the
Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary in any
respect which they may
deem necessary or
desirable.  Any amendment
which shall impose or
increase any fees or
charges (other than taxes
and other governmental
charges), or which shall
otherwise prejudice any
substantial existing
right of Owners of
Receipts, shall, however,
not become effective as
to outstanding Receipts
until the expiration of
thirty days after notice
of such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner of
a Receipt at the time any
amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement
as amended thereby.  In
no event shall any
amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive
therefor the Deposited
Securities represented
thereby except in order
to comply with mandatory
provisions of applicable
law.

21.		TERMINATION OF
DEPOSIT AGREEMENT.
	The Depositary shall
at any time at the
direction of the Company
terminate the Deposit
Agreement by mailing
notice of such
termination to the Owners
of all Receipts then
outstanding at least 30
days prior to the date
fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners of
all Receipts then
outstanding if at any
time 60 days shall have
expired after the De-
positary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as pro-
vided in Section 5.04 of
the Deposit Agreement.
On and after the date of
termination, the Owner of
a Receipt will, upon (a)
surrender of such Receipt
at the Corporate Trust
Office of the Depositary,
(b) payment of the fee of
the Depositary for the
surrender of Receipts
referred to in Section
2.05 of the Deposit
Agreement, and (c)
payment of any applicable
taxes or governmental
charges, be entitled to
delivery, to him or upon
his order, of the amount
of Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall remain outstanding
after the date of
termination, the
Depositary thereafter
shall discontinue the
registration of transfers
of Receipts, shall
suspend the distribution
of dividends to the
Owners thereof, and shall
not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell property and
rights as provided in the
Deposit Agreement, and
shall continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of the Depositary
for the surrender of a
Receipt, any expenses for
the account of the Owner
of such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
At any time after the
expiration of one year
from the date of
termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of Receipts
which have not
theretofore been
surrendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in ac-
cordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
Upon the termination of
the Deposit Agreement,
the Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification, charges,
and expenses.  The obli-
gations of the Depositary
under Section 5.08 of the
Deposit Agreement shall
survive the termination
of the Deposit Agreement.

22.		COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding any
terms of this Receipt or
the Deposit Agreement to
the contrary, the Company
and the Depositary have
each agreed that it will
not exercise any rights
it has under the Deposit
Agreement or the Receipt
to prevent the withdrawal
or delivery of Deposited
Securities in a manner
which would violate the
United States securities
laws, including, but not
limited to Section I A(1)
of the General
Instructions to the Form
F-6 Registration
Statement, as amended
from time to time, under
the Securities Act of
1933.

23.		DISCLOSURE OF
INTERESTS.
	The Company may from
time to time request
Owners of Receipts to
provide information as to
the capacity in which
such Owners own or owned
Receipts and regarding
the identity of any other
persons then or
previously interested in
such Receipts and the
nature of such interest
and various other
matters.  The Depositary
agrees to use reasonable
efforts to comply with
reasonable written
instructions received
from the Company
requesting that the
Depositary forward any
such requests to the
Owner and to forward to
the Company any such
responses to such
requests received by the
Depositary.

	The Depositary and
the Company hereby
confirm to each other
that, for as long as the
Deposit Agreement is in
effect, they shall
furnish to the Commisao
de Valores Mobiliarios
(the CVM) and the Central
Bank of Brazil any
information and documents
related to the Receipts
and the Depositarys
obligations hereunder as
may be requested by such
authorities from time to
time, whether such
information and documents
are requested from the
Depositary or the Com-
pany.




















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